United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2021

Date of Report (Date of earliest event reported)

Khosla Ventures Acquisition Co. II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40246	86-1776836
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2128 Sand Hill Road Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 376-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 8, 2021, the Audit Committee of the Company’s board of directors (the “Audit Committee”) approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, and approved the appointment of BDO USA, LLP (“BDO”) as the Company’s new independent public accounting firm.

In connection with the Company’s engagement of BDO as its auditors, the Company reevaluated the accounting treatment of the shares of the Company’s Class K common stock (the “Class K Shares”) that were issued by the Company to the Company’s sponsor in a private placement that closed prior to the closing of the Company’s initial public offering, and determined to classify the Class K Shares as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Class K Shares is a non-cash charge and will be reflected in the Company’s statement of operations.

On August 31, 2021, after consultation with BDO, the Company’s management and the Audit Committee concluded that, in light of its reevaluation, it is appropriate to restate the Company’s previously issued unaudited financial statements as of March 31, 2021 and for the period January 15, 2021 (inception) through March 31, 2021 (the “Non-Reliance Period”) that were included in the Company’s Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2021 (the “Non-Reliance Financial Statements”).

Considering such restatement, the Non-Reliance Financial Statements should no longer be relied upon. Similarly, (i) the Company’s previously issued audited financial statements as of February 1, 2021 and for the period January 29, 2021 (inception) through February 1, 2021 included in the Company’s Registration Statement on Form S-1 and (ii) the Company’s audited balance sheet as of March 26, 2021 included in the Company’s Current Report on Form 8-K filed on April 2, 2021 should no longer be relied upon. The Company will file an amendment to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 reflecting the reclassification of the Class K Shares in restated unaudited financial statements for the Non-Reliance Period as soon as practicable.

Going forward, unless the Company amends the terms of the Class K Shares, it expects to continue to classify the Class K Shares as liabilities, which would require the Company to incur the cost of measuring the fair value of the Class K Shares liabilities, and which may have an adverse effect on the Company’s results of operations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with BDO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2021

KHOSLA VENTURES ACQUISITION CO. II

By:	/s/ Peter Buckland
Name: Peter Buckland
Title: Chief Financial Officer